Exhibit 1.1

Renovis, Inc.

Common Stock

Underwriting Agreement

September 22, 2005

Goldman, Sachs & Co.,

CIBC World Markets Corp.,

Piper Jaffray & Co.,

SG Cowen & Co., LLC,

    c/o Goldman, Sachs & Co.,

    85 Broad Street,

    New York, New York 10004.

Ladies and Gentlemen:

From time to time Renovis, Inc., a Delaware corporation (the “Company”), proposes to enter into one or more Pricing Agreements (each a “Pricing Agreement”) in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the “Underwriters” with respect to such Pricing Agreement and the securities specified therein) certain shares of its common stock, par value $0.001 per share (the “Shares”) specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the “Firm Shares”). If specified in such Pricing Agreement, the Company may grant to the Underwriters the right to purchase at their election an additional number of shares, specified in such Pricing Agreement as provided in Section 3 hereof (the “Optional Shares”). The Firm Shares and the Optional Shares, if any, which the Underwriters elect to purchase pursuant to Section 3 hereof are herein collectively called the “Designated Shares”.

The terms and rights of any particular issuance of Designated Shares shall be as specified in the Pricing Agreement relating thereto.

1. Particular sales of Designated Shares may be made from time to time to the Underwriters of such Shares, for whom the firms designated as representatives of the Underwriters of such Shares in the Pricing Agreement relating thereto will act as representatives (the “Representatives”). The term “Representatives” also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Shares or as an obligation of any of the Underwriters to purchase any of the Shares. The obligation of the Company to issue and sell any of the Shares and the obligation of any of the Underwriters to purchase any of the Shares shall be evidenced by the Pricing Agreement with respect to the Designated Shares specified therein. Each Pricing Agreement shall specify the aggregate number of the Firm Shares, the maximum number of Optional Shares, if any, the initial price to the public of such Firm and Optional Shares or the manner of determining such price, the purchase price to the Underwriters of such Designated Shares, the names of the Underwriters of such Designated Shares, the names of the Representatives of such Underwriters, the number of such Designated Shares to be purchased by each Underwriter and the commission, if any, payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Firm and Optional Shares, if any, and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the registration statement and prospectus with respect thereto) the terms of such Designated Shares. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

2. The Company represents and warrants to, and agrees with, each of the Underwriters that:

(a) A registration statement on Form S-3 (File No. 333-122762) (the “Initial Registration Statement”) in respect of the Shares has been filed with the Securities and Exchange Commission (the “Commission”); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to the Initial Registration Statement, but including all documents incorporated by reference in the prospectus included therein, to the Representatives for each of the other Underwriters have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Securities Act”), which became effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed, or transmitted for filing, with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act, each in the form heretofore delivered to the Representatives); and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) under the Securities Act, is hereinafter called a “Preliminary Prospectus”; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective, each as amended at the time such part of the Initial Registration Statement became effective, are hereinafter collectively called the “Registration Statement”; the prospectus relating to the Shares, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, is hereinafter called the “Prospectus”; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Securities Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Initial Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Shares in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Securities Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

(b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Shares through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Shares;

(c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Shares through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Shares;

(d) The Company has not sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the

Prospectus, there has not been any change in the capital stock (other than upon the issuance or exercise of stock options or stock purchase rights granted pursuant to the Company’s stock plans or upon the exercise of warrants as contemplated by the Prospectus) or long-term debt (other than the incurrence of long-term debt in the ordinary course of business pursuant to loan and credit agreements described in the Prospectus in amounts which, in the aggregate, are not material to the Company’s financial position) of the Company or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company, otherwise than as set forth or contemplated in the Prospectus;

(e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where failure to be so qualified could not (A) result in any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company or (B) prevent, burden or impair the consummation of the transactions contemplated by this Agreement (collectively, a “Material Adverse Effect”); the Company has no subsidiaries;

(f) The Company has an authorized capitalization as set forth in the Prospectus (subject to the issuance of shares of common stock upon the exercise of stock options and warrants disclosed as outstanding in the Prospectus and the grant of options under stock option plans described in the Prospectus), and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

(g) The Shares have been duly and validly authorized, and, when the Firm Shares are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Shares and, in the case of any Optional Shares, pursuant to Additional Shares Options (as defined in Section 3 hereof) with respect to such Shares, such Designated Shares will be duly and validly issued and fully paid and non-assessable; the Shares conform to the description thereof contained in the Registration Statement and the Designated Shares will conform to the description thereof contained in the Prospectus as amended or supplemented with respect to such Designated Shares;

(h) The issue and sale of the Shares and the compliance by the Company with all of the provisions of this Agreement, any Pricing Agreement and each Additional Shares Option, if any, and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or Bylaws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement or any Pricing Agreement or any Additional Shares Option, except such as have been, or will have been prior to each Time of Delivery (as defined in Section 4 hereof), obtained under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or by the rules and regulations of the National Association of Securities Dealers, Inc. (“NASD”) in connection with the purchase and distribution of the Shares by the Underwriters;

(i) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company is a party or of which any property of the Company is the subject, which, if determined adversely to the Company, would individually or in the aggregate have a Material Adverse Effect; and, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(j) The Company is not (A) in violation of its Certificate of Incorporation or Bylaws or (B) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except with respect to (B), for defaults that would not have a Material Adverse Effect;

(k) The statements set forth in the Prospectus under the caption “Description of Common Stock”, insofar as they purport to constitute a summary of the terms of the Shares, and under the caption “Underwriting”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate descriptions or summaries in all material respects;

(l) The Company is not and, after giving effect to the offering and sale of the Shares, will not be an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(m) Ernst & Young LLP, who have certified certain financial statements of the Company, are independent public accountants as required by the Securities Act and the rules and regulations of the Commission thereunder;

(n) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and principal financial officer by others within those entities; such disclosure controls and procedures are effective;

(o) Since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting;

(p) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance (i) that transactions are executed in accordance with management’s general or specific authorizations; (ii) that transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) that access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) regarding prevention or untimely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the Company’s financial statements. The Company is not aware of any material weaknesses in its internal control over financial reporting.

(q) The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts which, in the Company’s reasonable judgment, are prudent and customary in the business in which they are engaged; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires;

(r) Except as set forth in the Prospectus, the Company holds, and is operating in compliance in all material respects with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any governmental or self-regulatory body required for the conduct of its business (including, but not limited to, those that may be required by the U.S. Food and Drug Administration and any federal, state or foreign agencies or bodies engaged in the regulation of pharmaceuticals (collectively, “Government Licenses”), except where the failure to hold such Government Licenses or non-compliance with such Government Licenses would not have a Material Adverse Effect, and all such Government Licenses are valid and in full force and effect, except to the extent that the failure to be valid and in full force and effect would not have a Material Adverse Effect; the Company has not received any written notice of proceedings relating to the revocation or modification of any material Government Licenses;

(s) The Company owns, possesses, licenses or has other rights to the patents and patent applications, copyrights, trademarks, service marks, trade names, technology, know-how (including trade secrets and other unpatented and/or unpatentable proprietary rights) and other intellectual property necessary or used in any material respect to conduct its business in the manner in which it is being conducted and in the manner in which it is contemplated as set forth in the Prospectus (collectively, the “Company Intellectual Property”); none of the patents owned or licensed by the Company are unenforceable or invalid, and the Company and its licensors have complied with the U.S. Patent and Trademark Office’s duty of candor and disclosure with respect to the patent applications owned or licensed by the Company; other than as disclosed in the Prospectus, the Company is not obligated to pay a royalty or a license fee or grant a license to any third party in connection with the Company Intellectual Property; other than as disclosed in the Prospectus, the Company has not received any notice of infringement of (and the Company knows of no basis for an infringement of) third party rights with respect to the conduct of the Company’s business as disclosed in the Prospectus; other than as disclosed in the Prospectus, there are no pending or threatened actions, suits, proceedings or claims by others that the Company is infringing any patent, trade secret, trade mark, service mark, copyright or other intellectual property or proprietary right; and other than as disclosed in the Prospectus, the Company Intellectual Property does not, to the best knowledge of the Company, infringe any intellectual property or proprietary right of any third person that is the subject of a patent application filed by any third person;

(t) The studies, tests and preclinical and clinical trials conducted by or on behalf of the Company that are described in the Prospectus were and, if still pending, are being conducted in accordance with experimental protocols, procedures and controls pursuant to, where applicable, accepted professional scientific standards; the descriptions of the results of such studies, tests and trials contained in the Prospectus are accurate and complete in all material respects; the Company is not aware of any studies, tests or trials the results of which the Company believes reasonably call into question the clinical trial results described or referred to in the Prospectus when viewed in the context in which such results are described and the clinical state of development; and the Company has not received any notices or correspondence from the U.S. Food and Drug Administration or any foreign, state or local governmental body exercising comparable authority requiring the termination, suspension or material modification of any studies, tests or preclinical or clinical trials conducted by or on behalf of the Company; and

(u) The Company has complied at all times in all material respects with all applicable Environmental Health and Safety Laws, holds all permits, licenses and approvals under Environmental Health and Safety Laws material to the conduct of the business of the Company and is in compliance in all material respects with its environmental permits, except where failure to comply or to so hold would not have a Material Adverse Effect; the Company is not subject to liability for any Hazardous Substance disposal or contamination on any property currently or formerly owned or operated by the Company or any third party, except for liability that would not have a Material Adverse Effect; the Company has not received any notice, demand, letter, claim or request for information alleging that the Company may be in violation of or subject to liability under any Environmental Health and Safety Law, except for any violation or liability that would not have a Material Adverse Effect. For the purposes of this section, “Environmental Health and Safety Law” shall mean any law, statute, ordinance, rule, regulation, order, decree, or requirement of any court or governmental agency or body having jurisdiction over the Company or any of its properties relating to: (i) the protection, investigation or restoration of the environment, health, safety, or natural resources, (ii) the handling, use, presence, disposal, release or threatened release of any Hazardous Substance, (iii) noise, odor, indoor air, employee exposure, wetlands, pollution, contamination or any injury or threat of injury to persons or property, (iv) the handling, storage, shipment or production of pharmaceutical or biohazardous substances, or (v) the safety or quality of, or standards for, pharmaceutical or biohazardous substances. For the purposes of this section, “Hazardous Substance” shall mean any substance that is: (A) listed, classified or regulated pursuant to any Environmental Health and Safety Law, (B) any petroleum product or by-product, asbestos-containing material, lead-containing paint, polychlorinated biphenyls, radioactive material or radon, or (C) any other substance that is currently the subject of regulatory action by any court or government agency or body having jurisdiction over the Company or any of its properties in connection with any Environmental Health and Safety Law.

3. Upon the execution of the Pricing Agreement applicable to any Designated Shares and authorization by the Representatives of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

The Company may specify in the Pricing Agreement applicable to any Designated Shares that the Company thereby grants to the Underwriters the right (an “Additional Shares Option”) to purchase at their election up to the number of Optional Shares set forth in such Pricing Agreement, on the terms set forth in the Prospectus (provided that the purchase price per Optional Share shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Optional Shares), for the sole purpose of covering sales of shares in excess of the number of Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from the Representatives to the Company, given within a period specified in the Pricing Agreement. Such notice shall set forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representatives and the Company otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in such Pricing Agreement.

The number of Optional Shares to be added to the number of Firm Shares to be purchased by each Underwriter as set forth in Schedule I to the Pricing Agreement applicable to such Designated Shares shall be, in each case, the number of Optional Shares which the Company has been advised by the Representatives have been attributed to such Underwriter; provided that, if the Company has not been so advised, the number of Optional Shares to be so added shall be, in each case, that proportion of Optional Shares which the number of Firm Shares to be purchased by such Underwriter under such Pricing Agreement bears to the aggregate number of Firm Shares (rounded as the Representatives may determine to the nearest 100 shares). The total number of Designated Shares to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the aggregate number of Firm Shares set forth in Schedule I to such Pricing Agreement plus the aggregate number of Optional Shares which the Underwriters elect to purchase.

4. Certificates for the Firm Shares and the Optional Shares to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement and in such authorized denominations and registered in such names as the Representatives may request upon at least two business days’ prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to Goldman, Sachs & Co. at least two business days in advance as specified in such Pricing Agreement, (i) with respect to the Firm Shares, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the “First Time of Delivery” and (ii) with respect to the Optional Shares, if any, in the manner and at the time and date specified by the Representatives in the written notice given by the Representatives of the Underwriters’ election to purchase such Optional Shares, or at such other time and date as the Representatives and the Company may agree upon in writing, such time and date, if not the First Time of Delivery, herein called the “Second Time of Delivery”. Each such time and date for delivery is herein called a “Time of Delivery”.

5. The Company agrees with each of the Underwriters of any Designated Shares:

(a) To prepare the Prospectus as amended and supplemented in relation to the applicable Designated Shares in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Shares or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Shares and prior to any Time of Delivery for such Shares which shall be reasonably disapproved by the Representatives for such Shares promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after any Time of Delivery for such Shares and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Shares, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Shares, of the suspension of the qualification of such Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Shares or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

(b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Shares for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(c) Prior to 10:00 A.M., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus as amended or supplemented in New York City in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be, in your reasonable judgment, necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Representatives and upon their written request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

(d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities

Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

(e) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Pricing Agreement, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Designated Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, shares of Common Stock, par value $0.001 per share (“Common Stock”) or any such substantially similar securities without the prior written consent of Goldman, Sachs & Co., other than: (A) pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement or (B) up to an aggregate of 10% of the Company’s outstanding shares of Common Stock outstanding immediately after the offering and sale of the Designated Shares issued (i) for cash in connection with any strategic transaction that includes a commercial relationship involving the Company and other entities, including but not limited to joint ventures, marketing or distribution arrangements, collaboration agreements or intellectual property license agreements or (ii) as direct consideration for the acquisition by the Company of any businesses, products or technologies; provided, however, that in the case of subclauses B(i) and B(ii) above the recipients of such Shares agree to be bound by the restrictions in this Section 5(e));

(f) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act; and

(g) Upon written request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Shares (the “License”); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.

6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares under the Securities Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Blue Sky Memorandum, closing documents (including compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky surveys (not to exceed $25,000 not including applicable filing fees); (iv) any filing fees incident to, and the reasonable fees and disbursements of counsel for the Underwriters in connection with, any required reviews by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; (v) the cost of preparing certificates for the Shares; (vi) the cost and charges of any transfer agent or registrar or dividend disbursing agent; and (vii) all other costs and expenses incident to the performance of its obligations hereunder and under any Additional Shares Options which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

7. The obligations of the Underwriters of any Designated Shares under the Pricing Agreement relating to such Designated Shares shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Shares are, at and as of each Time of Delivery for such Designated Shares, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a) The Prospectus as amended or supplemented in relation to such Designated Shares shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives’ reasonable satisfaction;

(b) Sullivan & Cromwell LLP, counsel for the Underwriters, shall have furnished to the Representatives such written opinion or opinions, dated each Time of Delivery for such Designated Shares, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c) Latham & Watkins LLP, special counsel for the Company, shall have furnished to the Representatives their (i) written opinion dated each Time of Delivery for such Designated Shares, substantially in the forms attached hereto as Annex III(a)(1) and (ii) written statement addressed to the Underwriters, dated each Time of Delivery for such Designated Shares, substantially in the form attached hereto as Annex III(a)(2);

(d) Jones Day LLP, special patent counsel for the Company, shall have furnished to the Representatives their written opinion or opinions, dated each Time of Delivery for such Designated Shares, respectively, substantially in the form attached hereto as Annex III(b);

(e) On the date of the Pricing Agreement for such Designated Shares and at each Time of Delivery for such Designated Shares, Ernst & Young LLP shall have furnished to the Representatives a letter, dated the effective date of the Registration Statement or the date of the most recent report filed with the Commission containing financial statements and incorporated by reference in the Registration Statement, if the date of such report is later than such effective date, and a letter dated such Time of Delivery, respectively, to the effect set forth in Annex II hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

(f) (i) The Company shall not have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Shares any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Shares, and (ii) since the respective dates as of which information is given in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Shares there shall not have been any change in the capital stock (other than upon the issuance or exercise of stock options or stock purchase rights granted pursuant to the Company’s stock plans or upon the exercise of warrants as contemplated by the Prospectus) or long-term debt (other than the incurrence of long-term debt in the ordinary course of business pursuant to loan and credit agreements described in the Prospectus in amounts which, in the aggregate, are not material to the Company’s financial position) of the Company or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company, otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Shares, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of Goldman, Sachs & Co. so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Shares on the terms and in the manner contemplated in the Prospectus as amended relating to the Designated Shares;

(g) To the extent applicable to the Company’s securities, on or after the date of the Pricing Agreement relating to the Designated Shares (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities or preferred stock by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities or preferred stock;

(h) On or after the date of the Pricing Agreement relating to the Designated Shares there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or on the Nasdaq National Market; (ii) a suspension or material limitation in trading in the Company’s securities on the Nasdaq National Market; (iii) a general moratorium on commercial banking activities declared by any Federal, New York or California State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere; if the effect of any such event specified in clause (iv) or (v) in the judgment of the Goldman, Sachs & Co. makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Firm Shares or Optional Shares or both on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Shares;

(i) The Shares at each Time of Delivery shall have been duly listed for quotation on the Nasdaq National Market;

(j) The Company has obtained and delivered to the Underwriters executed copies of a written agreement from those directors and executive officers of the Company listed on Exhibit A-1 in the form of Exhibit A-2(a) and Exhibit A-2(b) hereto, as applicable;

(k) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of the Pricing Agreement relating to such Designated Shares; and

(l) The Company shall have furnished or caused to be furnished to the Representatives at each Time of Delivery for the Designated Shares a certificate of officers of the Company reasonably satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (e) of this Section and as to such other matters as the Representatives may reasonably request.

8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Shares, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Shares, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Shares through Goldman, Sachs & Co. expressly for use in the Prospectus as amended or supplemented relating to such Shares.

(b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Shares, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary

Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Shares, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

(c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Shares on the other from the offering of the Designated Shares to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Designated Shares on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Shares in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Shares and not joint.

(e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Securities Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Securities Act.

9. (a) If any Underwriter shall default in its obligation to purchase the Firm Shares or Optional Shares which it has agreed to purchase under the Pricing Agreement relating to such Shares, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Firm Shares or Optional Shares, as the case may be, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Shares on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Shares, or the Company notifies the Representatives that it has so arranged for the purchase of such Shares, the Representatives or the Company shall have the right to postpone a Time of Delivery for such Shares for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Shares.

(b) If, after giving effect to any arrangements for the purchase of the Firm Shares or Optional Shares, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of the Firm Shares or Optional Shares, as the case may be, to be purchased at the respective Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Firm Shares or Optional Shares, as the case may be, which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Shares and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Firm Shares or Optional Shares, as the case may be, which such Underwriter agreed to purchase under such Pricing Agreement) of the Firm Shares or Optional Shares, as the case may be, of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c) If, after giving effect to any arrangements for the purchase of the Firm Shares or Optional Shares, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate number of Firm Shares or Optional Shares, as the case may be, which remains unpurchased exceeds one-eleventh of the aggregate number of the Firm Shares or Optional Shares, as the case may be, to be purchased at the respective Time of Delivery, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Firm Shares or Optional Shares, as the case may be, of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Firm Shares or the Additional Shares Option relating to such Optional Shares, as the case may be, shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Shares.

11. If any Pricing Agreement or Additional Shares Option shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Firm Shares or Optional Shares with respect to which such Pricing Agreement shall have been terminated except as provided in Sections 6 and 8 hereof; but, if for any other reason, Designated Shares are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Shares, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Shares except as provided in Sections 6 and 8 hereof.

12. In all dealings hereunder, the Representatives of the Underwriters of Designated Shares shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

14. Time shall be of the essence of each Pricing Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

15. The Company acknowledges and agrees that (i) the purchase and sale of the Shares pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement, and (iv) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

16. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof.

17. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

18. The Company and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

19. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

If the foregoing is in accordance with your understanding, please sign and return to us seven counterparts hereof.

Very truly yours,

Renovis, Inc.

By:
Name:
Title:

Accepted as of the date hereof:

Goldman, Sachs & Co.

CIBC World Markets Corp.

Piper Jaffray & Co.

SG Cowen & Co., LLC

By:
(Goldman, Sachs & Co.)